                                                        PRUCO LIFE INSURANCE COMPANY
                                                 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                                         Strategic Partners Plus 3

                                                Supplement to Prospectuses Dated May 1, 2008
                                                        Supplement dated May 1, 2008

This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact us at
1-888-PRU-2888.

We are issuing this supplement to describe a name and investment objective change of the Evergreen VA Balanced Fund, which takes place on May 30, 2008.  The Fund expenses are not changing in connection with this change.

In Part II Section 2 of your Prospectus, "What Investment Options Can I Choose?" please replace the INVESTMENT OBJECTIVES/POLICIES of the Evergreen VA Balanced Fund with the information below

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                                                                                                                            PORTFOLIO
      STYLE/                                                                                                                ADVISOR/
       TYPE                                          INVESTMENT OBJECTIVES/POLICIES                                        SUB-ADVISOR
                     ------------------------------------------------------------------------------------------------ ----------------------
-------------------- ------------------------------------------------------------------------------------------------ ----------------------
 Asset Allocation/   Evergreen  VA Balanced  (effective  May 30,  2008,  will be renamed  Evergreen  VA  Diversified  Evergreen Investment
                     Capital  Builder):  seeks  capital  growth  and  current  income.  The  Portfolio  invests in a portfolio  of equity  and debt  securities  chosen for the  potential  for  current  income and capital  growth.  The  proportion  of the Fund's  assets  invested  in fixed  income and equity securities will change based on the portfolio  manager's  assessment of economic conditions and investment  opportunities.  The equity portion of the Portfolio may include  principally common and preferred  stocks of U.S.  companies  across a broad range of market  capitalizations,  but will  generally  maintain a  dollar-weighted  average market  capitalization  within the market capitalization  range tracked by the Russell 1000 Index. The Portfolio's  manager will seek out companies  that she believes  have strong  fundamental  attributes  and growth  prospects  with valuations that leave ample room for capital appreciation.  Through May 29, 2008, the Portfolio normally  invests  at least 25% of its assets in fixed  income  securities.  Effective  May 30,
     Balanced        2008, the Fund generally expects to invest  approximately  10-30% of its assets in fixed income securities.  The Portfolio's fixed income investments may include U.S.  government  securities, corporate  bonds,  convertible  bonds,  mortgage-backed  securities,  asset-backed  securities,
                     collateralized  mortgage  obligations  (CMOs)  and  other  income  producing  securities.   The
                     Portfolio  may invest  without  limit in securities  rated below  investment  grade (or unrated
                     securities determined by the portfolio manager to be of comparable quality).  The Fund may, but   Management Company,
                     will not  necessarily,  use  derivative  instruments,  such as  structured  notes,  futures and           LLC
                     options,  and swap agreements,  as an alternative to investments  directly in  income-producing securities  or to manage risk.  The Portfolio may also,  but will not  necessarily,  enter into foreign  currency  exchange  contracts to hedge against  adverse  changes in currency  exchange rates related to non-US dollar denominated holdings.  The Portfolio can invest up to 25% of its assets in foreign equity and fixed income securities.
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